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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  November 29, 1995
                                                      --------------------


                       United States Filter Corporation
                       --------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                   1-10728                       33-0266015
-----------------            -------------                ------------------
(State or other              (Commission                   (IRS Employer
jurisdiction of               File Number)                 Identification No.)
incorporation)


      73-710 Fred Waring Drive, Suite 222, Palm Desert, California 92260
      ------------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code  (619) 340-0098
                                                         ----------------
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Item 5.  Other Events

         On November 29, 1995 United States Filter Corporation (the "Company") announced that it has signed an agreement to acquire Bekox, S.A. of Madrid, Spain. The Company also announced that it has acquired Home Waterbehandeling B.V. and Houseman B.V. of the Netherlands, including Houseman N.V. of Belgium, from a subsidiary of Thames Water plc. The Company also announced today that it has received and accepted the resignations from its board of directors of J. Atwood Ives, Chairman and CEO of Eastern Enterprises, and James R. Bullock, President and CEO of Laidlaw, Inc. A copy of the news release respecting these announcements is included as an exhibit to this current report.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         (c) Exhibit

             News Release dated November 29, 1995

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED STATES FILTER CORPORATION

                                       By: /s/ Damian C. Georgino
                                           ----------------------------
                                           Damian C. Georgino
                                           Vice President

Date: November 29, 1995


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